                                                                    Exhibit 99.1
                                                                    ------------
                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2000             VENROCK ASSOCIATES


                         By:  /s/ Ted H. McCourtney
                              ---------------------
                                  Ted H. McCourtney
                                  General Partner

February 14, 2000             VENROCK ASSOCIATES II, L.P.


                         By:  /s/ Ted H. McCourtney
                              ---------------------
                                  Ted H. McCourtney
                                  General Partner


February 14, 2000             GENERAL PARTNERS


                             /s/ Anthony B. Evnin
                             --------------------
                                 Anthony B. Evnin

                            /s/ David R. Hathaway
                            ---------------------
                                David R. Hathaway

                           /s/ Patrick F. Latterell
                           -----------------------
                               Patrick F. Latterell

                          /s/ Ted H. McCourtney
                          ---------------------
                              Ted H. McCourtney

                          /s/ Ray A. Rothrock
                          -------------------
                              Ray A. Rothrock

                          /s/ Kimberley A. Rummelsburg
                          ---------------------------
                              Kimberley A. Rummelsburg

                          /s/ Anthony Sun
                          ---------------
                              Anthony Sun


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